Restructuring Charges	12 Months Ended
Dec. 31, 2013
Restructuring Charges [Abstract]
Restructuring Charges

17.Restructuring Charges

A)

In November 2013, Encana announced its plans to align the organizational structure in support of the new strategy and its intention to reduce the Company's workforce by approximately 20 percent. In conjunction with the restructuring, Encana also announced its plan to close the Company's office, located in Plano Texas, in 2014. For the year ended December 31, 2013, Encana has incurred restructuring charges totaling $88 million relating primarily to severance costs, which are included in administrative expenses in the Company's Consolidated Statement of Earnings. Of the $88 million in restructuring charges incurred to date, $65 million remains accrued as at December 31, 2013.  Total charges associated with the restructuring are anticipated to be complete in 2015 and are expected to be approximately $130 million before tax.